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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                 FORM 8-K/A

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                        Commission File Number 1-9601


       Date of Report (date of earliest event reported): July 6, 2004


                         K-V PHARMACEUTICAL COMPANY
           (Exact name of registrant as specified in its charter)


              DELAWARE                                 43-0618919
   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)

        2503 SOUTH HANLEY ROAD
         ST. LOUIS, MISSOURI                              63144
 (Address of principal executive offices)              (Zip Code)



                               (314) 645-6600
            (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act. | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act.
     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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EXPLANATORY NOTE

On July 13, 2004, we filed a Form 8-K to disclose that the Company's then current independent auditor, BDO Seidman LLP, had resigned. The Company is filing this Form 8-K/A to clarify that (a) since BDO Seidman unilaterally terminated the relationship, there was not an opportunity for the Company's Audit Committee or the Board of Directors to recommend or approve the change in accountants, and (b) the previous disclosure that there were no disagreements with BDO Seidman, LLP on certain matters in connection with the audit of the Company's financial statements applied to the past two fiscal years. Although the information contained in this Form 8-K/A amends and restates in its entirety the information contained in Item 4 of the Form 8-K filed on July 13, 2004, the only modifications were to implement the above-described clarifications and discuss the engagement of a new auditor.

     SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

By letter dated July 6, 2004, BDO Seidman, LLP, the Company's current independent auditor, advised the Company that the audit-client relationship between KV Pharmaceutical Company and BDO Seidman, LLP had ceased. Because the auditors terminated the relationship through their unilateral resignation, there was not an opportunity for the Audit Committee or the Board of Directors to recommend or approve the change in accountants. The Reports of BDO Seidman, LLP on the Company's financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company's financial statements for each of the past two fiscal years and through the date of their resignation, there were no disagreements with BDO Seidman, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused BDO Seidman, LLP to make reference to the matter in their report. During the two most recent fiscal years and through July 6, 2004, there have been no reportable events as defined in
Item 304 (a)(1)(v), except that BDO Seidman, LLP identified and communicated with the Audit Committee a reportable condition in the internal control structure of the Company. The reportable condition relates to deficiencies in customer credit processing and the lack of sufficient and timely management review of the Company's accounts receivable reserves.

Conditions which gave rise to the deficiencies have been corrected.

The Company has requested BDO Seidman, LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 30, 2004, is filed as Exhibit 16 to this Form 8-K/A.

On August 19, 2004, the Company filed a Form 8-K to disclose the engagement of KPMG LLP as its independent auditor.


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                SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(c)      EXHIBITS

         Exhibit 16        Letter from BDO Seidman, LLP to the Commission,
         ----------        dated August 30, 2004


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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 31, 2004

                                       K-V PHARMACEUTICAL COMPANY


                                       By:      /s/ GERALD R. MITCHELL
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                                          Gerald R. Mitchell
                                          Vice President, Treasurer and
                                          Chief Financial Officer




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